3Q 24 Earnings Presentation November 6, 2024 Exhibit 99.2

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of Regional Management’s custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises, including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

3Q 24 Highlights 557,400 Customer Accounts Up 5.1% YoY $1.82 billion Net Finance Receivables Up 3.9% YoY $426 million Origination Volume Up 0.3% YoY 13.9% Operating Expense Ratio* Down 50 basis points YoY 29.9% Interest and Fee Yield* Up 90 basis points YoY 6.9% 30+ Delinquencies 10.6% Net Credit Loss Rate* Down 40 basis points YoY 1.7% Return on Assets* $0.76 Diluted Earnings Per Share Inclusive of estimated hurricane impacts of $0.42 per share 3.7% Dividend Yield* 3Q 24 $0.30 dividend per share $482 million Unused Capacity Substantial bandwidth to fund growth 82% Fixed-Rate Debt Weighted-average revolving duration of 1.1 years 3 *See appendix for glossary

3Q 24 Financial Highlights Net income of $7.7 million; diluted EPS of $0.76, down $0.15 versus 3Q 23, inclusive of estimated hurricane impacts of $4.3 million, or $0.42 per share Record total revenue of $146.3 million increased $5.5 million, or 3.9%, year-over-year due to the impact of pricing changes, growth in our higher-margin small loan business, and a 4.1% increase in ANR*, reduced by lower insurance income from personal property insurance claims and reserves of $3.5 million related to hurricane activity Provision for credit losses increased by $3.4 million, or 6.7% Higher provision build of $3.2 million year-over-year, inclusive of a $2.1 million reserve related to third quarter hurricane activity Increase in net credit losses of $0.2 million; NCL rate down 40 basis points from 11.0% to 10.6% G&A expense up only 0.6% year-over-year and operating expense ratio down 50 basis points from continued disciplined expense management Revenue growth outpaced G&A expense growth by 15.0x compared to the prior-year period Interest expense increased $2.4 million due to maturing lower-cost fixed-rate debt and funding ANR growth of $70.7 million at higher rates 4 (1) Includes $4.6 million and $6.3 million impacts to provision for credit losses, or $3.5 million and $4.8 million impacts to net income, from sequential portfolio growth of $46.0 million and $62.1 million in 3Q 24 and 3Q 23, respectively *See appendix for glossary (1) (1)

Originations Trend Quarterly Origination Trend ($ in millions) 5 Branch originations in 3Q 24 were up year-over-year by 5.3%, while digital originations remained relatively flat year-over-year. Direct mail originations were down year-over-year by 9.1%, as we de-emphasized large loan convenience check offers to new borrowers as part of our credit tightening.

Controlled Portfolio Growth and Solid Small Loan Growth Generated sequential portfolio growth of $46 million, or 2.6%, to $1.82 billion in 3Q 24, an annualized growth rate of 10.4% Achieved year-over-year portfolio growth of $69 million, or 3.9%, in 3Q 24; higher-margin small loan business growth of $51 million outpaced large loan growth of $22 million As of September 30, 2024, 82% of our portfolio carried an APR at or below 36%, down from 85% as of the prior-year period due to product mix shift to higher-margin small loan business ENR* at or below 36% APR and Product Mix 6 *See appendix for glossary

Record total revenue of $146.3 million grew 3.9% year-over-year, inclusive of a 250 basis point impact from lower insurance income due to personal property insurance claims and reserves of $3.5 million related to hurricane activity Despite the impact of the hurricanes on revenue, revenue growth in line with ANR growth of 4.1% due to higher interest and fee yield which increased 90 basis points year-over-year from the impact of pricing changes, growth in our higher-margin small loan business, and improved credit performance Higher-margin small loan yields increased by 120 basis points year-over-year, while large loan yields increased by 40 basis points year-over-year Total revenue yield decreased by 10 basis points year-over-year inclusive of an 80 basis point impact due to lower insurance income from personal property insurance claims and reserves Total Revenue ($ in millions) 7 Revenue and Average Net Finance Receivables Trends Average Net Finance Receivables ($ in millions) Total Revenue and Interest & Fee Yields *See appendix for glossary (1) Hurricane impact represents the unfavorable impact from hurricane activity on total revenue yield in 3Q 24

Recent Credit Trends – Continued Year-Over-Year Improvement 3Q 24 delinquency of 6.9% improved 40 basis points from 3Q 23 3Q 24 30+ delinquency was inclusive of an estimated 40 basis point benefit from special borrower assistance programs related to hurricane activity and an estimated 20 basis point negative impact from growth in our higher-margin small loan business 30+ days past due of $126.0 million compares favorably to loan loss reserves of $192.1 million as of 3Q 24 3Q 24 net credit loss rate of 10.6%, down 40 basis points from 3Q 23, inclusive of an estimated 30 basis point impact from growth in higher-margin small loan business 30+ & 90+ Delinquency Rates ($ in millions) Net Credit Loss Rates 8 *See appendix for glossary

Front Book 86% of Total Portfolio (1) Total delinquency over 30 days was 6.9% (2) Total portfolio loan loss reserve rate was 10.6% *See appendix for glossary 9 Reserved at 13.4% Reserved at 10.2% 30+ DQ at 6.5% 30+ DQ at 10.0% Higher-credit-quality ENR from the front book is performing as expected and becoming a larger portion of the portfolio Front book was 86% of the total portfolio, an increase from 83% as of June 30, 2024 Front book was 81% of the 30+ delinquent loan receivables Front and back book delinquencies were 6.5% and 10.0%, respectively; front book continues to mature Loans from our back book represent 17% of 30+ delinquent loan receivables as of September 30, 2024; back book loans are expected to represent only 8% to 10% of the total portfolio by the end of 2024 Front and back book loan loss reserves were 84% and 15% of total loan loss reserves, respectively Front and back book loan loss reserve rates* were 10.2% and 13.4%, respectively $1,820 $126 (1) $192 (2) Reserved at 6.9% 30+ DQ at 8.1%

Reserved For Stressed Credit Losses In 3Q 24, we increased our loan loss reserves by $6.7 million due to portfolio growth ($4.6 million) and hurricanes ($2.1 million) that occurred during the third quarter of 2024. The $2.1 million provision related to hurricanes increased our reserve rate by 20 basis points. The reserve rate is impacted by the change in product mix to higher-margin small loan business Loan Loss Reserves ($ in millions) 10

Continued Focus on Operating Leverage & Expense Control G&A expense increased only $0.4 million, or 0.6%, from 3Q 23 while the operating expense ratio decreased 50 basis points due to continued disciplined expense management 3Q 24 year-over-year total revenue growth outpaced G&A expense growth by 15.0x Operating Expense ($ in millions) 11 Operating Expense Ratio ($ in millions)

3Q 24 cost of funds* increased 30 basis points year-over-year due to the maturation of lower-cost, fixed-rate debt Interest Expense ($ in millions) Cost of Funds *See appendix for glossary 12

As of September 30, 2024, total unused capacity was $482 million(1) (subject to borrowing base)  Available liquidity of $155 million as of September 30, 2024 Fixed-rate debt represented 82% of total debt as of September 30, 2024, with a weighted-average coupon of 4.3% and a weighted-average revolving duration of 1.1 years Strong Funding Profile Unused Capacity ($ in millions) Fixed vs. Variable Debt Funded Debt Ratios 13 (1) Unused capacity increased by $50 million on October 3, 2024 (2) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. *See appendix for glossary (1)

3Q 24 Results and Outlook 14 (1) Prior to discrete items, such as any tax impacts of equity compensation Key Metrics 3Q 24 Results 4Q 24 Outlook ENR Growth $46.0 million ~$65.0 - $70.0 million ANR Growth $44.0 million ~$63.5 million Total Revenue Yield 10 basis points sequential decrease ~60 basis points sequential increase Net Credit Losses $47.6 million ~$50.5 million Reserves as % of ENR 10.6% ~10.5% G&A Expense $62.5 million ~$65.5 million Interest Expense $19.4 million ~$20.5 million Effective Tax Rate 24.6% ~24.5%(1)

Appendix 15

Higher ENR Per Branch is Driving Efficiency Branch consolidations and our new-state, lighter-footprint strategy with larger branches drove higher ENR per branch Same store* year-over-year growth rate of 3.7% in 3Q 24 vs. 4.9% in the prior-year period The less than 1 year branch cohort as of 3Q 24 consisted of branches with an average age of approximately 3 months compared to the cohort as of 3Q 23 with an average age of approximately 9 months *See glossary 16

Digital volume represented 29.0% of our total new borrower volume in 3Q 24 Large loans represented 71.1% of new borrower digitally sourced loans booked in 3Q 24 Digitally Sourced Origination Volume ($ in millions) Digitally Sourced Originations 17

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations 18 (1) During October 2024, we amended our BMO warehouse facility to, among other things, increase the commitment amount from $75 million to $125 million, decrease margin from 3.00% to 2.40%, extend the maturity date from October 2025 to October 2026, and the facility now allows for funding of >36% APR loans

Consolidated Income Statements 19

Consolidated Balance Sheets 20

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the Company’s financial results. The Company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our operating results. As a result, the Company believes that the non-GAAP measures that it has presented will aid in the evaluation of the operating performance of the business. Tangible equity and the funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The Company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the Company’s financial statements in the evaluation of its capital and leverage position.  As a result, the Company also believes that these adjusted measures will aid users of its financial statements in the evaluation of its operating performance. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the Company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide reconciliations of GAAP measures to non-GAAP measures. 21

Non-GAAP Financial Measures (Cont’d) 22

Glossary 23 ANR – average net finance receivables Back book – loans originated from 4Q 21 to 3Q 22 and all delinquent renewals associated with loans originated prior to 4Q 22 Cost of funds – annualized interest expense as a percentage of average net finance receivables Debt balance – the balance for each respective debt agreement, composed of principal balance and accrued interest Dividend yield – annualized dividends per share divided by the closing share price as of the last day of the quarter DQ % – delinquent loans outstanding as a percentage of ending net finance receivables ENR – ending net finance receivables Front book – loans originated during or after 4Q 22 excluding delinquent renewals associated with loans originated prior to 4Q 22 Funded debt ratio – total debt divided by total assets Interest and fee yield – annualized interest and fee income as a percentage of average net finance receivables Loan loss reserve rate – loan loss reserves as a percentage of ending net finance receivables Loan sale (“LS”) impacts – the unfavorable impacts of the loans sales on net credit loss rates in 4Q 22 and 4Q 23 and the estimated favorable impacts to 1Q 23 and 1Q 24 MTM – mark-to-market value increase/decrease on interest rate caps Net credit loss rate – annualized net credit losses as a percentage of average net finance receivables Operating expense ratio – annualized general and administrative expenses as a percentage of average net finance receivables Other book – loans originated prior to 4Q 21 Return on assets – annualized net income as a percentage of average total assets Return on equity – annualized net income as a percentage of average stockholders’ equity Same store – comparison of branches with a comparable branch base; the comparable branch base includes those branches open for at least one year Total revenue yield – annualized total revenue as a percentage of average net finance receivables WAC – weighted-average coupon